The KP Retirement Path Funds                                              CALLAN

KP Retirement Path 2030 Fund

KPRDX













INSTITUTIONAL SHARES SUMMARY PROSPECTUS
MAY 1, 2016

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.kp-funds.com/download/. You can also get this information at no cost by calling 1-855-4KPFNDS, by sending an e-mail request to KPFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

KP RETIREMENT PATH 2030 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2030 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   INSTITUTIONAL
                                                                      SHARES
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                 None
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 Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                None
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 Redemption Fee (as a percentage of amount redeemed,                   None
   if applicable)
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

                                                                   INSTITUTIONAL
                                                                      SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                     0.01%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                  None
--------------------------------------------------------------------------------
Other Expenses                                                         0.06%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (AFFE)                                 0.40%
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Total Annual Fund Operating Expenses(2)                                0.47%
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(1)  Management Fees are charged only on Fund assets allocated to Unaffiliated
     Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $48         $151         $263          $591


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds." The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2030) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2030), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2030 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.


                 [BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS]

                                  (0.52)%
                                  -------
                                   2015


                    BEST QUARTER         WORST QUARTER
                        2.99%               (6.29)%
                     (12/31/2015)         (09/30/2015)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2030 Index, and another index, Custom Retirement 2030 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2030 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2030 Fund Benchmark were as follows: Russell 1000 Index (28%), Russell 2000 Index (12%), MSCI ACWI ex US Net Dividend Index (26%), Barclays Aggregate Bond Index (19%), FTSE EPRA/NAREIT Developed ex US Index (1%), MSCI US REIT Index (2%), S&P Global Infrastructure Index (1%), S&P Global Natural Resources Index (1%), Bloomberg Commodity Index (1%), S&P/LSTA Leveraged Loan Index (1%), Barclays US TIPS Index (3%), Barclays US TIPS 0-5 Year Index (2%) and 3-Month US Treasury Bills (3%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                 SINCE INCEPTION
KP RETIREMENT PATH 2030 FUND                             1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.52)%      1.63%
-------------------------------------------------------- ------- ---------------
Fund Returns After Taxes on Distributions                (1.64)%      0.43%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and Sale of
  Fund Shares                                            (0.21)%      0.73%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                     1.38%       7.62%
--------------------------------------------------------------------------------
S&P Target Date 2030 Index (reflects no deduction for
  fees, expenses, or taxes)                              (0.30)%      2.69%
--------------------------------------------------------------------------------
Custom Retirement 2030 Fund Benchmark (reflects no
  deduction for fees, expenses, or taxes)                (2.11)%      1.47%
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

There are no initial or subsequent minimum purchase amounts for the Fund. Shares of the Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of the Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business.

TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Fund's Statement of Additional Information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                                 KPF-SM-004-0400